[GRAPHIC OMITTED]
GRAPHIC OF FLAGS OMITTED

                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              FIRST QUARTER REPORT
                                 MARCH 31, 2002

TO OUR SHAREHOLDERS,

      During the first quarter of 2002, equity markets continued their recovery from the September 2001 low. The advance in the fourth quarter of 2001 has largely been led by technology stocks, but in the past three months these stocks generally did not contribute to the market gains. For example, the Nasdaq Composite Index fell by 5.39% and the heavily technology-weighted markets such as Finland and Sweden also declined.

      The best performers among global markets were concentrated in Southeast Asia. These markets tend to do well when the outlook for the U.S. economy improves. At the beginning of the year, a widespread belief developed among investors that the U.S. economy would snap back and show robust growth after a short, shallow recession. Korea appreciated by about 30% and Taiwan rose by a more modest 9%. Mexico, another beneficiary of an improved U.S. economic outlook, rallied 17%.

      The Japanese market, which did not participate in the fourth quarter rally, managed a small positive return during the first three months of the year. The Topix Index rose by 2.1%. Hong Kong, gripped by continued deflationary forces, declined by 2.2% while Australia returned 4.3%.

      European markets managed a small gain in the quarter. The Dow Jones Stoxx Index appreciated by 1%. Better performers included Germany, the Netherlands and Switzerland. The laggards outside Scandinavia included France, which was flat, and Ireland, which fell by over 10%. Ireland is a small market dominated by a few large companies, two of which suffered badly. One company, Allied Irish Bank, lost over half a billion dollars over a few years, as a U.S. based foreign exchange trader made a series of unauthorized trades which went unnoticed.

      Like a broken record, we keep saying that a country with a slowing economy, very low or even negative real interest rates and a massive current account deficit should experience a weaker currency. However, the currency we are talking about, the U.S. dollar, continued to appreciate in the first quarter of 2002, albeit at a declining rate. Against the Euro, the dollar rose from 0.89 to 0.87, and relative to the yen, the dollar rose from 131.2 to 132.6. While avoiding making a forecast, we would expect investors in international equity markets to benefit from a weaker dollar over the rest of the year.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                   -------------------------------------------
                                                     1ST       2ND         3RD          4TH         YEAR
                                                     ---       ---         ---          ---         ----
  2002:   Net Asset Value .....................    $10.38       --         --            --           --
          Total Return ........................      3.6%       --         --            --           --
------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................    $11.84     $12.24       $9.48       $10.02       $10.02
          Total Return ........................    (16.9)%      3.4%      (22.6)%        6.8%       (28.9)%
------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................    $19.07     $17.77      $17.22       $14.24       $14.24
          Total Return ........................      5.8%      (6.8)%      (3.1)%       (9.4)%      (13.5)%
------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................    $11.47     $13.00      $13.61       $18.03       $18.03
          Total Return ........................      8.7%      13.3%        4.7%        38.9%        79.2%
------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................       --      $10.23       $9.69       $10.55       $10.55
          Total Return ........................       --        2.3%(b)    (5.3)%       13.7%        10.1%(b)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                                   -------------------------------------------------
                                                                                                  SINCE
                                                  QUARTER        1 YEAR            3 YEAR      INCEPTION (B)
                                                  -------        ------            ------      -------------
   Gabelli Global Opportunity Fund
     Class AAA ...............................     3.59%        (11.45)%           1.64%           6.04%
   MSCI AC World Free Index ..................     1.09%         (2.94)%          (3.72)%          6.97%
   Lipper Global Fund Average ................     0.66%         (3.32)%           0.25%           0.64%
------------------------------------------------------------------------------------------------------------

    (a) Past performance does not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) AC World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.
    (b) From  commencement  of  investment  operations  on May 11,  1998.  Note:
        Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

INVESTMENT OBJECTIVE

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      The overriding investment theme that seemed to dominate equity markets during the first quarter was the strength of the economic recovery. This recovery, having started in the U.S., is expected to spread to her trading partners.

      Looking at the Gross Domestic Product ("GDP") numbers, it appears that the recession in the U.S. was short and shallow. It started in March 2001 and ended sometime last winter with GDP, adjusted for inflation, falling by a tiny 0.3%. However, a story lies behind the numbers. Since March 2001 about 1.4 million jobs have been lost which is a fall of 1.1% in total employment. So a significant number of jobs were lost when output hardly fell. The result was a rapid increase in productivity.

      Two factors probably combined to limit the fall in output. First, government spending rose sharply in response to the terrorist attacks on September 11 and secondly, record low interest rates allowed the auto companies to offer zero financing to consumers. These factors then led to a period of inventory rebuilding.

      Recent stock market price action suggests that investors remain skeptical as to the strength of the recovery. Concerns center around the ability and willingness of corporate America to begin to spend again. And this, in turn, depends heavily on corporate profits. On the plus side, the consumer remains in good spirits, the housing market is booming, and inflation is low and falling. In this environment the Federal Reserve Board ("Fed") is likely to err on the side of maintaining interest rates at a low level until more evidence of a sustained recovery appears. In the background is the issue of the level of the dollar. The U.S. needs inflows of $1.5 billion a day to finance its current account deficit. So foreign confidence needs to be maintained, yet many U.S. industrialists are starting to squeal about the painful side effects of a strong dollar on U.S. industrial competitiveness. Should the dollar weaken, inflationary expectations may rise and the Fed will be under some pressure to raise rates.

      In contrast to the Fed, the European Central Bank ("ECB") has adopted a more hawkish stance. This is probably because inflation is a little bit more sticky in Europe than in the U.S. The ECB is now less confident that inflation will fall below 2% in the coming months and believes risks to price stability lie more on the upside than on the downside. The ECB is concerned because of the strong Purchasing


                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/02

Europe            39.9%
United States     29.9%
Japan             15.7%
South Africa       9.4%
Asia/Pacific Rim   3.0%
Canada             2.1%

Managers Index report for April which also contained a large jump in the "prices paid" component. It is possible that interest rates could rise in Euroland from their current 3.25% before the Fed raises U.S. short-term rates. The United Kingdom is probably the best performing of the larger European economies. The consumer remains confident as the country is in the grip of a housing boom.

      There was a huge collective sigh of relief in early April emanating from Japan as the fiscal year came to a close without a financial meltdown. Indeed, a decent rally in the stock market in March helped shore up year-end balance sheets. We believe Japan presents an interesting investment opportunity. There are many world-class manufacturing companies which are attractively priced ranked on a global basis, as well as domestic companies which will benefit from restructuring and improved demand. There are signs that the Japanese economy is undergoing a mild cyclical recovery. Of course, structural reform remains a necessity. The banking problem is not yet fixed and there remains over-capacity. Through higher demand and the reduction of capacity, Japanese corporate profitability must be improved. Increasingly, we see evidence that this challenge is being met.

INVESTMENT SCORECARD

      Gold mining stocks continued their excellent performance through the first quarter of 2002, with holdings such as Harmony Gold, Gold Fields and Newmont Mining appreciating substantially. Other winners during the quarter were Ticketmaster (+80%), a large ticket retailer, THK (+30%), a linear motion device manufacturer, L-3 Communications (+24%), Richemont (+24%) and Christian Dior (+23%).

      On the other side of the ledger, holdings such as Vivendi, Vodafone, Nintendo, Telefonica, Sanofi-Synthelabo and Cheung Kong all performed poorly. Telephone companies around the world were clobbered during the quarter. Growth assumptions for the growth of wireless subscribers and what they will spend were reduced by investors. This hit Vodafone and Telefonica. Nintendo suffered from some profit-taking after a strong performance. We believe that company will continue to do well, and that sales of GameBoy Advance and GameCube will not disappoint. Sanofi-Synthelabo is the fastest growing major pharmaceutical company in Europe. In a nervous environment, stocks which trade at a high multiple of earnings can suffer multiple contraction, even though the company continues to report superior earnings growth. In Sanofi-Synthelabo's case, we expect earnings growth of at least 25% over the next few years.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2002.

ALLIANZ AG (ALVG.F - $238.16 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS is Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes from January 2002.

BANK OF IRELAND (BKIR.I - $11.12 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

CRH PLC (CRH.L - $17.62 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

GOLD FIELDS LTD. (GOLD - $10.42 - NASDAQ) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields controls Tarkwa Gold Mines in Ghana and recently purchased gold assets in Australia. The company is largely unhedged and debt free.

HARMONY GOLD MINING CO. LTD. (HGMCY - $11.30 - NASDAQ; HARJ.J - $11.21 - JOHANNESBURG STOCK EXCHANGE) has graduated from a medium sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

KDDI CORP. (9433.T - $2,557.81 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

LIBERTY MEDIA CORP. (L - $12.64 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Networks, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

NOVARTIS AG (NOVN.S - $39.33 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

SANOFI-SYNTHELABO SA (SASY. PA - $64.21 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

TICKETMASTER (TMCS - $29.58 - NASDAQ) is a publicly traded subsidiary of USA Networks (USAI - $31.77 - Nasdaq) that dominates the online and offline ticketing market in the United States. The company also operates USA's local city guide business on the Internet and the match.com website, which is the number one destination for personal ads on the Internet.

UNITED STATES CELLULAR CORP. (USM - $41.00 - AMEX) is an 81%-owned subsidiary of Telephone & Data Systems (TDS - $88.25 - NYSE) and is a wireless carrier with cellular licenses covering over 27 million people primarily in rural and suburban markets. The company currently serves over 3.5 million subscribers and is an important roaming partner for national wireless carriers such as AT&T Wireless (AWE - $8.95 - NYSE), Verizon Communications (VZ - $45.65 - NYSE), and Sprint PCS Group (PCS - $10.29 - NYSE). The company recently announced plans to upgrade its wireless infrastructure to be able to offer high-speed data services in the near future.

VERIZON COMMUNICATIONS INC. (VZ - $45.65 - NYSE) was formed by the merger of Bell Atlantic and GTE, and a combination of the wireless assets of the combined company with U.S. assets of Vodafone Group (VOD - $18.43 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. The company is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing over 29 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                         WHO                                   WHEN
                         ---                                   ----
      Special Chats:     Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition,  every Wednesday will feature a different  portfolio manager.
The upcoming Wednesday chat schedule is as follows:


                          MAY                                  JUNE                           JULY
                          ---                                  ----                           ----
      1st Wednesday       Ivan Arteaga                         Henry Van der Eb               Ivan Arteaga
      2nd Wednesday       Charles Minter & Martin Weiner       Caesar Bryan                   Caesar Bryan
      3rd Wednesday       Walter Walsh & Laura Linehan         Ivan Arteaga                   Lynda Calkin
      4th Wednesday       Hart Woodson                         Barbara Marcin                 Henry Van der Eb
      5th Wednesday       Barbara Marcin                                                      Barbara Marcin



      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Global economies are recovering, but the strength of the recovery may disappoint the market. Many sectors will continue to suffer from over-capacity and severe competition. We do expect a rebound in corporate profitability, but this is based more on cost cutting than revenue growth. Of course, should there be a more robust recovery, with a sharply higher level of corporate fixed investment, profit growth could be explosive. But at this point, that scenario is a little too rosy to reasonably expect. On the plus side, equity valuations are now much more interesting, and many excellent companies are trading at reasonable valuations. This is a level from which we hope to achieve reasonable gains over the next year.

--------------------------------------------------------------------------------
                        SELECTED HOLDINGS
                          MARCH 31, 2002

Allianz AG                         KDDI Corp.
Bank of Ireland                    Novartis AG
CRH plc                            Sanofi-Synthelabo SA
Gold Fields Ltd.                   Ticketmaster
Harmony Gold Mining Co. Ltd.       United States Cellular Corp.
--------------------------------------------------------------------------------

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.


                                            Sincerely,


                    /S/MARC GABELLI                      /S/CAESAR BRYAN

                    MARC GABELLI                         CAESAR BRYAN
                    Team Portfolio Manager               Team Portfolio Manager
May 6, 2002


--------------------------------------------------------------------------------------------------------------------
                                Average Annual Returns -- March 31, 2002 (a)
--------------------------------------------------------------------------------------------------------------------
                                          CLASS AAA SHARES     CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
                                          ----------------     --------------      --------------     --------------
  1 Year ................................     (11.45)%           (11.42)%            (12.09)%           (11.15)%
                                                                 (16.51)%(c)         (16.65)%(d)        (12.06)%(d)
  3 Year ................................       1.64%              4.54%               4.20%              4.71%
                                                                   2.51%(c)            3.36%(d)           4.71%(d)
  Life of Fund (b) ......................       6.04%              6.07%               5.80%              6.20%
                                                                   4.47%(c)            5.14%(d)           6.20%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, August 16, 2000 and November 23, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Class of shares. (b) Performance is calculated from inception of Class AAA Shares on May 11, 1998. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
   SHARES                                                               VALUE
-----------                                                         ------------
             COMMON STOCKS -- 104.4%
             AEROSPACE -- 2.4%
      7,500  Lockheed Martin Corp. ...........................       $  431,850
                                                                    -----------
             AUTOMOTIVE -- 1.2%
      3,761  General Motors Corp. ............................          227,352
                                                                    -----------
             BROADCASTING -- 5.0%
     15,000  Mediaset SpA ....................................          128,896
      4,000  Nippon Broadcasting System Inc. .................          128,872
      7,750  NRJ Group .......................................          168,283
      5,000  RTL Group .......................................          194,980
      6,000  Tokyo Broadcasting System Inc. ..................          113,404
      7,300  Young Broadcasting Inc., Cl. A+ .................          182,427
                                                                    -----------
                                                                        916,862
                                                                    -----------
             BUILDING AND CONSTRUCTION -- 2.3%
     24,125  CRH plc .........................................          425,140
                                                                    -----------
             BUSINESS SERVICES -- 2.2%
      3,000  Secom Co. Ltd. ..................................          132,644
      7,000  Vivendi Universal SA, ADR .......................          269,500
                                                                    -----------
                                                                        402,144
                                                                    -----------
             COMMUNICATIONS EQUIPMENT -- 2.1%
     19,000  Furukawa Electric Co. Ltd. ......................           92,179
      2,000  L-3 Communications Holdings Inc.+ ...............          224,000
     14,000  Nortel Networks Corp. ...........................           62,860
                                                                    -----------
                                                                        379,039
                                                                    -----------
             CONSUMER PRODUCTS -- 6.4%
      8,000  Christian Dior SA ...............................          302,546
     15,000  Compagnie Financiere
               Richemont AG, Cl. A ...........................          345,610
     27,000  Marzotto SpA ....................................          236,489
      2,000  Nintendo Co. Ltd. ...............................          294,262
                                                                    -----------
                                                                      1,178,907
                                                                    -----------
             CONSUMER SERVICES -- 4.9%
     30,000  Ticketmaster, Cl. B+                                       887,400
                                                                    -----------
             ELECTRONICS -- 4.1%
      1,500  Egide SA+ .......................................          117,773
     12,000  NEC Corp. .......................................           99,959
      2,000  Rohm Co. Ltd. ...................................          300,298
      2,000  Sony Corp., ADR .................................          103,400
     30,000  Toshiba Corp. ...................................          125,627
                                                                    -----------
                                                                        747,057
                                                                    -----------
             ENTERTAINMENT -- 6.4%
     30,000  Liberty Media Corp., Cl. A+ .....................          379,200
     60,000  Publishing & Broadcasting Ltd. ..................          318,615
     15,000  USA Networks Inc.+ ..............................          476,550
                                                                    -----------
                                                                      1,174,365
                                                                    -----------

                                                                        MARKET
   SHARES                                                               VALUE
-----------                                                         ------------
             EQUIPMENT AND SUPPLIES -- 2.0%
     19,000  THK Co. Ltd. ....................................       $  361,263
                                                                    -----------
             FINANCIAL SERVICES -- 12.4%
      1,750  Allianz AG ......................................          416,786
     50,000  Bank of Ireland .................................          556,152
      8,000  Citigroup Inc. ..................................          396,160
      5,000  Invik & Co. AB, Cl. B ...........................          258,249
         35  Mizuho Holdings Inc. ............................           83,450
      1,000  Munich Re .......................................          249,130
     70,000  Nikko Cordial Corp. .............................          308,975
                                                                    -----------
                                                                      2,268,902
                                                                    -----------
             FOOD AND BEVERAGE -- 1.1%
     30,131  Compass Group plc ...............................          201,663
                                                                    -----------
             HEALTH CARE -- 12.9%
      8,208  GlaxoSmithKline plc .............................          193,325
     13,600  Novartis AG .....................................          534,924
      8,000  Roche Holding AG ................................          621,949
     10,000  Sanofi-Synthelabo SA ............................          642,082
      9,000  Takeda Chemical Industries Ltd. .................          364,658
                                                                    -----------
                                                                      2,356,938
                                                                    -----------
             METALS AND MINING -- 13.6%
     25,000  Antofagasta plc .................................          220,722
     80,000  Gold Fields Ltd., ADR ...........................          833,600
     10,000  Harmony Gold Mining Co. Ltd. ....................          112,098
     75,000  Harmony Gold Mining Co. Ltd., ADR ...............          847,500
     17,000  Newmont Mining Corp. Holding Co. ................          470,730
                                                                    -----------
                                                                      2,484,650
                                                                    -----------
             PUBLISHING -- 1.6%
     20,000  Arnoldo Mondadori Editore SpA ...................          149,703
     68,000  Independent News & Media plc, Dublin ............          130,510
      1,477  United Business Media plc .......................           12,851
                                                                    -----------
                                                                        293,064
                                                                    -----------
             REAL ESTATE -- 1.5%
     30,000  Cheung Kong (Holdings) Ltd. .....................          268,277
                                                                    -----------
             SATELLITE -- 1.3%
     25,000  SES Global ......................................          245,361
                                                                    -----------
             TELECOMMUNICATIONS -- 14.4%
      5,000  ALLTEL Corp. ....................................          277,750
     15,000  AT&T Corp. ......................................          235,500
     11,000  BCE Inc. ........................................          193,820
     19,500  BT Group plc+ ...................................           77,751
     18,180  Citizens Communications Co.+ ....................          195,435
     14,783  Deutsche Telekom AG, ADR ........................          221,450
         30  Japan Telecom Co. Ltd. ..........................           92,806
        122  KDDI Corp. ......................................          312,053
         25  Nippon Telegraph & Telephone Corp. ..............           96,012

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
   SHARES                                                               VALUE
-----------                                                         ------------
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS (CONTINUED)
     10,500  Rogers Communications Inc., Cl. B, ADR+ .........      $   143,850
     12,000  Sprint Corp. - FON Group ........................          183,480
      1,500  Telecom Italia SpA, ADR .........................          122,625
     25,000  Telecom Italia SpA, RNC .........................          137,402
      4,019  Telefonica SA, ADR+ .............................          133,063
      4,500  Verizon Communications Inc. .....................          205,425
                                                                    -----------
                                                                      2,628,422
                                                                    -----------
             WIRELESS COMMUNICATIONS -- 6.6%
      9,827  AT&T Wireless Services Inc.+ ....................           87,952
     19,500  mm02 plc+ .......................................           18,952
     35,000  Nextel Communications Inc., Cl. A+ ..............          188,300
     14,000  Rural Cellular Corp., Cl. A+ ....................           62,720
     12,500  Sprint Corp. - PCS Group+ .......................          128,625
      2,300  Telephone & Data Systems Inc. ...................          202,975
      5,000  United States Cellular Corp.+ ...................          205,000
    163,964  Vodafone Group plc ..............................          302,949
                                                                    -----------
                                                                      1,197,473
                                                                    -----------
             TOTAL COMMON STOCKS .............................       19,076,129
                                                                    -----------

             WARRANTS -- 0.2%
             METALS AND MINING -- 0.2%
      6,000  Harmony Gold Mining Co. Ltd.,
               ADR, expires 06/29/03+ ........................           45,900
                                                                    -----------
  PRINCIPAL                                                             MARKET
   AMOUNT                                                               VALUE
-----------                                                         ------------
             CORPORATE BONDS -- 0.2%
             TELECOMMUNICATIONS -- 0.2%
   $200,000  Williams Communications Group Inc.,
               10.875%, 10/01/09 .............................      $    31,000
                                                                    -----------
             TOTAL INVESTMENTS -- 104.8%
               (Cost $24,354,508) ............................       19,153,029
             Other Assets and
               Liabilities (Net) -- (4.8)% ...................         (874,084)
                                                                    -----------
             NET ASSETS -- 100.0% .............................     $18,278,945
                                                                    ===========
   ------------------------
    +    Non-income producing security.
   ADR   American Depositary Receipt.
   RNC   Non-Convertible Savings Shares.
                                     % OF
                                    MARKET          MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE           VALUE
    --------------------------      ------          -------
    Europe .......................   39.9%        $7,636,816
    North America ................   32.0%         6,126,261
    Japan ........................   15.7%         3,009,862
    South Africa .................    9.4%         1,793,198
    Asia/Pacific Rim .............    3.0%           586,892
                                    ------       -----------
                                    100.0%       $19,153,029
                                    ======       ===========

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                  BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                      OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q102SR


[PHOTO OMITTED]
PHOTO OF MARIO J. GABELLI, CFA OMITTED

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002